UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

OPENTABLE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34357	94-3374049
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Montgomery Street, 7th Floor, San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 344-4200

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On April 18, 2014, the Board of Directors of OpenTable, Inc. (the “Company”), adopted, subject to stockholder approval, the Amended and Restated 2009 Equity Incentive Award Plan (the “Restated 2009 Plan”). The Restated 2009 Plan constitutes an amendment and restatement of the OpenTable, Inc. 2009 Equity Incentive Award Plan (the “2009 Plan”) and, among other changes, increases the aggregate number of shares reserved for issuance under the 2009 Plan by 1,350,000 shares and eliminates the evergreen provision in the 2009 Plan, which provided for an annual increase in the number of shares available for issuance under the 2009 Plan.

At the Company’s Annual Meeting of Stockholders held on June 11, 2014 (the “Annual Meeting”), the Company’s stockholders approved the Restated 2009 Plan. The foregoing description of the Restated 2009 Plan is qualified in its entirety by reference to the text of the Restated 2009 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.                Submission of Matters to a Vote of Security Holders.

(a)                                 On June 11, 2014, the Company held the Annual Meeting.

(b)                                 At the Annual Meeting, stockholders voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “Commission”) on April 25, 2014 (the “Proxy Statement”).

Proposal 1.                       The election of the two nominees listed below to serve until the 2017 annual meeting of stockholders or until their successors are elected.

	For	Withheld	Broker Non-Votes
J. William Gurley	19,565,029	53,065	1,713,367
Daniel Meyer	19,562,631	55,463	1,713,367

Proposal 2.                       The ratification of the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

For	Against	Abstain
21,235,633	87,542	8,286

Proposal 3.                       The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
16,066,629	3,545,744	5,721	1,713,367

Proposal 4.                       The approval of the amendment and restatement of the Restated 2009 Plan.

For	Against	Abstain	Broker Non-Votes
17,024,404	2,586,731	6,959	1,713,367

Item 9.01.                Financial Statements and Exhibits.

(d)                                                         Exhibits

Exhibit No.	Description
10.1

OpenTable, Inc. Amended and Restated 2009 Equity Incentive Award Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2014	OpenTable, Inc.

	By:	/s/ I. DUNCAN ROBERTSON
I. Duncan Robertson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

OpenTable, Inc. Amended and Restated 2009 Equity Incentive Award Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2014).